[CONFORMED COPY]


                 AMENDMENT NO. 2 AND WAIVER TO CREDIT AGREEMENT


         AMENDMENT AND WAIVER dated as of January 27, 2000 to the Amended and Restated Credit Agreement dated as of June 8, 1999, as amended by Amendment No. 1 dated as of October 15, 1999 (as so amended, the "Credit Agreement"), among HALLWOOD ENERGY CORPORATION, HALLWOOD ENERGY PARTNERS, L.P. and HALLWOOD CONSOLIDATED RESOURCES CORPORATION (collectively, the "Borrowers"), the BANKS party thereto (the "Banks"), FIRST UNION NATIONAL BANK, as Collateral Agent and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein and the Banks have agreed to grant a waiver of certain provisions thereof as set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment and Waiver becomes effective, refer to the Credit Agreement as amended hereby.

         SECTION 2.  Resetting of the Availability Limit and the Debt Limit.
(a) The definition of "Availability Limit" set forth in Section 1.01 of the Credit Agreement is amended by to read in its entirety as follows:

         "Availability Limit" means, on any date, an amount equal to the lesser of (i) the aggregate amount of the Commitments at such date and (ii)
$85,000,000. The Availability Limit may be increased only by an amendment in accordance with Section 8.05, which the Banks may agree to or not agree to in their sole discretion.

(NY) 27008/757/AMEND/amend00.2.conf




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         (b)  Effective  on and as of the date  hereof,  the  "Debt  Limit",  as determined in accordance with subsection (b) of Section 4.17 of the Credit Agreement, shall be $85,000,000.

         SECTION 3. Amendment to Section 4.17(c)(ii). Section 4.17(c)(ii) of the Credit Agreement is hereby amended in its entirety as set forth below:

                  "(ii) Upon any sale by the Borrowers or the Property Base Subsidiaries of Petroleum Property having, together with all previous such sales not taken into account in previous adjustments or redeterminations of the Debt Limit pursuant to this Section 4.17(c), an aggregate fair market value of $1,000,000 or more, under circumstances when subparagraph (iv) is not applicable, or, if subparagraph (iv) is applicable, until the Debt Limit is redetermined pursuant to subparagraph (iv), the Debt Limit shall be reduced, effective on the date of consummation of such sale, by an amount equal to 50% of the aggregate net proceeds to the Borrowers and the Property Base Subsidiaries of (x) such sale and (y) all previous such sales not taken into account in previous adjustments or rederminations of the Debt Limit pursuant to this Section 4.17(c)."

         SECTION 4. Waiver of the Asset Sale Covenant. The Banks hereby waive compliance by the Borrowers with the requirement in subsection (b) of Section
4.27 of the Credit Agreement that the net proceeds of all sales of Property by HEC and its Subsidiaries not exceed $5,000,000 during any period of six consecutive calendar months, such waiver being granted for the limited purpose of permitting HEC and its Subsidiaries to sell the Properties described in Schedules A-1 and A- 2 hereto for an aggregate purchase price of approximately $3,950,000 and $2,000,000, respectively, in each case substantially on the terms described by HEC to the Banks prior to the date hereof.

         SECTION 5. No Other Waivers. Other than as specifically provided herein, this Amendment and Waiver shall not operate as a waiver of any right, remedy, power or privilege of the Agent, the Collateral Agent or the Banks under the Credit Agreement or any other Financing Document or of any other term or condition thereof.

         SECTION 6. Representations of Borrowers. The Borrowers represent and warrant that (i) the representations and warranties of the Borrowers set forth in Article 3 of the Credit Agreement are true on and as of the date hereof and
(ii) no Default has occurred and is continuing.

         SECTION 7. Governing Law. This Amendment and Waiver shall be governed by and construed in accordance with the laws of the State of New York.

(NY) 27008/757/AMEND/amend00.2.conf




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         SECTION 8. Counterparts. This Amendment and Waiver may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         SECTION 9. Effectiveness. This Amendment and Waiver shall become effective as of the date hereof on the date on which the Agent shall have received from the Borrowers and the Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

(NY) 27008/757/AMEND/amend00.2.conf




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         IN WITNESS  WHEREOF,  the parties hereto have caused this Amendment and
Waiver to be duly executed as of the date first above written.


                           HALLWOOD ENERGY CORPORATION



                         By: /s/ William J. Baumgartner
                                                  Title:   Vice President


                                            HALLWOOD CONSOLIDATED
                              RESOURCES CORPORATION



                         By: /s/ William J. Baumgartner
                                                  Title:   Vice President



                                            HALLWOOD ENERGY PARTNERS, L.P.


                         By: HEC Acquisition Corp., its
                                 General Partner

                                                  By/s/ William J. Baumgartner
                                                        Title: Vice President




(NY) 27008/757/AMEND/amend00.2.conf




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                               MORGAN GUARANTY TRUST
                               COMPANY OF NEW YORK



                             By: /s/ John Kowalczuk
                            Title:   Vice President


                            FIRST UNION NATIONAL BANK



                            By: /s/ Robert Wetteroff
                            Title:   Senior Vice President


                         BANK OF AMERICA, N.A., formerly
                         NATIONSBANK, N.A.



                            By: /s/ Tracey S. Barclay
                                Title: Principal

(NY) 27008/757/AMEND/amend00.2.conf




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Acknowledged by:

                                    HALLWOOD LA PLATA, LLC
                                    LA PLATA ASSOCIATES, LLC

                                    By: HALLWOOD PETROLEUM, INC.

                                    By:/s/ Cathleen M. Osborn
                                         Title: Vice President

                   The Manager of Hallwood La Plata LLC and La
                                            Plata Associates LLC

                                    CONCISE OIL AND GAS PARTNERSHIP
                                    EM NOMINEE PARTNERSHIP COMPANY
                                    MAY ENERGY PARTNERS OPERATING
                                                 PARTNERSHIP LTD.

                                    By: HEC ACQUISITION CORP.

                                    By:/s/ Cathleen M. Osborn
                                         Title: Vice President

                   The General Partner of Concise Oil and Gas
                  Partnership, EM Nominee Partnership Company,
                    May Energy Partners Operating Partnership
                                    LTD.

                                    HALLWOOD CONSOLIDATED PARTNERS,
                                    L.P.

                                    By: HALLWOOD CONSOLIDATED
                                    RESOURCES CORPORATION

                                    By:/s/ Cathleen M. Osborn
                                         Title: Vice President

                                    The General Partner of Hallwood Consolidated
                                            Partners, L.P.


(NY) 27008/757/AMEND/amend00.2.conf




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                                          SCHEDULE A-1

         The Properties marked by an asterisk in this Schedule A-1 are the Properties referred to in Section 4 of the Amendment and Waiver to which this Schedule A-1 is attached.

(NY) 27008/757/AMEND/amend00.2.conf



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                                          SCHEDULE A-2

         The Properties marked by an asterisk in this Schedule A-2 are the Properties referred to in Section 4 of the Amendment and Waiver to which this Schedule A-2 is attached.

(NY) 27008/757/AMEND/amend00.2.conf



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